Cost Method Investments	12 Months Ended
Dec. 31, 2013
Cost Method Investments
9.	COST METHOD INVESTMENTS

In June 2012, Charm Culture and other shareholders established Shanxi Jiuyuanji Culture Industry Investment Co., Ltd. (“Shanxi Jiuyuanji”). The Group owned 8.93% equity interest with a total cash contribution of RMB5 million (US$803). Shanxi Jiuyuanji operates culture-related businesses and explores culture tourism market of Shanxi Province.

The Group uses the cost method of accounting to record its cost method investments since the Group does not have the ability to exercise significant influence over the operating and financing policies.

No impairment loss has been recognized by the Group during the years ended December 31, 2011, 2012 and 2013.